UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under Rule 14a-12

RESOLUTE FOREST PRODUCTS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/RFP or scan the QR code login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00 am (Eastern time), on May 24, 2019. Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Resolute Forest Products Inc.Shareholder Meeting to be Held on May 24, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com RFP Easy Online Access View your proxy materials and vote. Step 1: Go to www.envisionreports.com/RFP. Step 2: Click on Cast Your Vote or Request Materials. Step 3:Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. You can also consent to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 14, 2019 to facilitate timely delivery. 2NOT COY 030WYD

Shareholder Meeting Notice Resolute Forest Products Inc.’s Annual Meeting of Shareholders will be held on May 24, 2019 at the Hampton Inn Cleveland, located at 4355 Frontage Road, Cleveland, Tennessee, USA at 10:00 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-4: 1. Election of Directors: 01 Randall C.Benson 02 Suzanne Blanchet 03 Jennifer C. Dolan 04 Richard D. Falconer 05 Jeffrey A. Hearn 06 Yves Laflamme 07 Bradley Martin 08 Alain Rhéaume 09 Michael S. Rousseau 2. Ratification of PricewaterhouseCoopers LLP appointment 3. Advisory vote to approve executive compensation (“say-on-pay”) 4. Adoption of the Resolute Forest Products 2019 Equity Incentive Plan PLEASE NOTE YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet Go to www.envisionreports.com/RFP. Click Cast Your Vote or Request Materials. Phone Call us free of charge at 1-866-641-4276. For callers outside of the USA, US Territories and Canada, please call1-781-575-2300. Standard rates will apply. Email Send an email toinvestorvote@computershare.com with “Proxy Materials Resolute Forest Products Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 14, 2019.

Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 24, 2019 RESOLUTE FOREST PRODUCTS INC. BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 Meeting Information Meeting Type: Annual Meeting For holders as of: March 28, 2019 Date: May 24, 2019 Time: 10:00 AM EDT Location: Hampton Inn Cleveland 4355 Frontage Road Cleveland, Tennessee 37312 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job Envelope Sequence of Sequence B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report on Form 10-K 2. Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL: sendmaterial@proxyvote.com If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2019 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

1A Randall C. Benson

1B Suzanne Blanchet

1C Jennifer C. Dolan

1D Richard D. Falconer

1E Jeffrey A. Hearn

1F Yves Laflamme

1G Bradley P. Martin

1H Alain Rhéaume

1I Michael S. Rousseau

The Board of Directors recommends you vote FOR the following proposal(s):

2. Ratification of PricewaterhouseCoopers LLP appointment

3. Advisory vote to approve executive compensation("say-on-pay")

4. Adoption of the Resolute Forest Products 2019 Equity Incentive Plan

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Voting items Continued Reserved for Broadridge Internal Control Information NOTE: Such other business as may properly come before the meeting or any adjournment there of.French documents are available at: Documents disponibles en français au: www.edocumentview.com/RFP. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Broadridge Internal Use Only P99999-010 12 Job THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope Sequence 15 of Sequence OF